Exhibit 10.2

CONSENT UNDER AND THIRD AMENDMENT TO AMENDED AND RESTATED

PLAIN ENGLISH GROWTH CAPITAL LOAN AND SECURITY AGREEMENT AND OMNIBUS

AMENDMENT TO LOAN DOCUMENTS

This Consent Under and Third Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement and Omnibus Amendment to Loan Documents (this “Amendment”) is made and entered into as of May 9, 2014, by and between AGRI-ENERGY, LLC, a Minnesota limited liability company (“Agri-Energy” or “You”), GEVO, INC., a Delaware corporation (“Gevo”), GEVO DEVELOPMENT, LLC, a Delaware limited liability company (“Devco”), and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company (“TriplePoint” or “Us”; together with Agri-Energy, collectively, the “Parties”).

RECITALS

A. Agri-Energy and TriplePoint have entered into that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of October 20, 2011, as amended by that certain First Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of June 29, 2012, and the Second Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of December 11, 2013 (including all annexes, exhibits and schedules thereto, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “TriplePoint Loan Agreement”), pursuant to which TriplePoint has provided loans and other financial accommodations to or for the benefit of Agri-Energy upon the terms and conditions contained therein. One or more of Gevo, Devco, and Agri-Energy are also party to the Warrants and the Loan Documents, including without limitation each document referenced on Annex E attached hereto (the Loan Documents, the Warrants, and each document listed on Annex E attached hereto, all including all annexes, exhibits and schedules thereto, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Affiliate Loan Documents” and together with the TriplePoint Loan Agreement, collectively, the “TriplePoint Loan Documents”). Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

B. Agri-Energy, Devco and Gevo have notified TriplePoint that (1) they intend to enter into, as applicable, and incur Indebtedness under and grant liens to secure, that certain (i) Term Loan Agreement, dated as of the date hereof (the “Senior Term Loan Agreement”), by and between Gevo, Devco, Agri-Energy, the lenders party thereto from time to time (the “Senior Lenders”), Whitebox Advisors LLC, as agent (in such capacity, “Senior Agent”), (ii) that certain Pledge and Security Agreement, dated as of the date hereof (the “Pledge and Security Agreement”), by and among Gevo, Agri-Energy, Devco , and Senior Agent, (iii) Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, dated as of the date hereof (the “Mortgage”), by and between Agri-Energy and the Senior Agent, (vi) the Exchange and Purchase Agreement, dated as of the date hereof (the “Exchange Agreement”), by and among, Gevo, Devco, Agri-Energy, each purchaser who executes and delivers a joinder thereto, the Senior Agent, and Whitebox Advisors LLC, as representative for the purchaser(s) party thereto from time to time, (vii) the Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement”), by and among, Gevo and Whitebox Advisors LLC and joining parties party thereto from time to time, (viii) each form of Indenture, in substantially the forms attached to the Exchange Agreement (each a “2014 Indenture” and together with the Exchange Agreement and the Registration Rights Agreement, collectively, the “Convertible Note Documents”), by and among, Gevo, Agri-Energy, Devco and Wilmington Savings Fund Society, FSB, as trustee and (ix) the other “Loan Documents” “Security Instruments” “Convertible Note Documents” and “Convertible Notes” as defined under the Term Loan Agreement and the other “Security Documents” and “Notes” as defined in any 2014 Indenture (the items referenced in clauses (i) through (ix), together with any intercreditor agreements, subordination agreements or similar agreements governing the liens and obligations created under the agreements referenced in clauses (i) through (ix) and any amendments, modifications, waivers or supplements thereto, collectively, the “Senior Loan Documents”), and (2) the Indebtedness (including interest on account thereof (whether or not capitalized) under the Senior Term Loan Agreement, the 2014 Indenture (including, without limitation, any Note (as defined in the Exchange Agreement) that shall be issued in accordance with the Exchange Agreement), the Convertible Notes, and the other Senior Loan Documents (including, without limitation, any Indebtedness pursuant to any “Option Notes” as defined in the Exchange Agreement)(collectively, the “Senior Indebtedness”) shall be secured by a Lien in favor of Senior Agent on all or substantially all of the assets of each of Agri-Energy, Gevo, and Devco.

C. Agri-Energy, Devco, and Gevo have requested that TriplePoint agree and consent to (1) the execution, delivery, and performance of the Senior Term Loan Agreement, the Convertible Note Documents, and the other Senior Loan Documents by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries, (2) the incurrence of the Senior Indebtedness (including, without limitation, any Indebtedness pursuant to any “Option Notes” as defined in the Exchange Agreement) by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries, (3) the consummation of the Exchange(s) (as defined in the Senior Term Loan Agreement), (4) the offering, issuance and sale of the Notes (as defined in the Exchange Agreement) in accordance with the Exchange Agreement or any other Senior Loan Document and the conversion of any Notes (as defined the Exchange Agreement) into the common stock of Gevo pursuant to the terms of any 2014 Indenture, (5) the guaranty of the Senior Indebtedness provided by by Agri-Energy, Devco, and each of their and Gevo’s respective Subsidiaries, (6) the Liens granted (or to be granted) by each of by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries to secure the Senior Indebtedness and the other obligations under the Senior Term Loan Agreement, the Convertible Note Documents or the other Senior Loan Documents, (7) the consummation of any transactions contemplated by the Senior Loan Documents by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries, (8) the payment and performance of any of the obligations under the Senior Term Loan Agreement, the Convertible Note Documents, and the other Senior Loan Documents by any of by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries, and (9) certain amendments to the TriplePoint Loan Agreement and the other TriplePoint Loan Documents, and TriplePoint is willing to do so subject to the terms and conditions of this Amendment. The transactions in (1) through (8) above, are hereinafter referred to as the “Permitted Transactions”.

NOW, THEREFORE, in consideration of the premises and of the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. Ratification and Incorporation of TriplePoint Loan Agreement and Other TriplePoint Loan Documents; Additional Acknowledgements. Except as expressly modified under this Amendment, (a) Agri-Energy hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the TriplePoint Loan Agreement and the other TriplePoint Loan Documents and (b) all of the terms and conditions set forth in the TriplePoint Loan Agreement and the other TriplePoint Loan Documents are incorporated herein by this reference as if set forth in full herein. Agri-Energy represents that as of the date hereof, it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Secured Obligations. Agri-Energy hereby reaffirms the granting of all Liens previously granted pursuant to the TriplePoint Loan Documents to secure all Advances.

2. Consent. Notwithstanding any term or provision in the TriplePoint Loan Agreement, the Security Agreement, any Warrant or Warrant Agreement, or any other TriplePoint Loan Document to the contrary, effective upon the Third Amendment Closing Date, TriplePoint hereby (a) irrevocably consents to, and waives any default that may occur as a result of, each of the Permitted Transactions and the execution, delivery and performance (including the granting of Liens under) of the Senior Term Loan Agreement, the Convertible Note Documents or the other Senior Loan Documents, (b) waives any notice provision of any TriplePoint Loan Document, the Warrant Agreement or any Warrant (including, without limitation, Section 8 of the Warrant), which may be breached as a result of (i) the Permitted Transactions occurring on or prior to the Third Amendment Closing Date (as defined below), (ii) the consummation of the Exchange(s) after the Third Amendment Closing Date, and (iii) the execution and delivery of any 2014 Indenture after the Third Amendment Closing Date, (c) agrees that the execution, delivery, and performance of (including, without limitation, the making of any payment, prepayment, repurchase, redemption, exchange, and/or conversion of any such Senior Indebtedness (whether in cash or otherwise) and/or any payment of any interest, principal, premium, coupon make-whole obligation, expense reimbursement, fee, cost, expense, or other payment obligation in connection therewith) by Agri-Energy, Devco, and Gevo and each of their respective Subsidiaries of the Senior Term Loan Agreement, the Convertible Note Documents or the other Senior Loan Documents are permitted under and will not constitute a Default or Event of Default under the TriplePoint Loan Agreement, any Warrant or Warrant Agreement, or any other TriplePoint Loan Documents, and (d) consents and agrees to the making of dividends and distributions by Agri-Energy and/or Devco to Gevo for the purposes of enabling Gevo to make any payment, prepayment, repurchase, redemption, exchange, and/or conversion of or in respect of any such Senior Indebtedness (whether in cash or otherwise), and any premium, interest, principal, make-

whole, expense reimbursement, expense reimbursement, fee, cost, expense, or other payment in connection therewith, under or in respect of the Senior Term Loan Agreement, the Convertible Note Documents, and/or the other Senior Loan Documents. For the avoidance of doubt and in furtherance of the foregoing, TriplePoint, Gevo, Agri-Energy, and Devco each agree that, from and after satisfaction of the conditions set forth in Section 5 of this Amendment, (i) all Senior Indebtedness (and any Refinancing Indebtedness in respect thereof) shall constitute Permitted Indebtedness under all TriplePoint Loan Documents, (ii) all Liens securing all or any portion of the Senior Indebtedness (and any Refinancing Indebtedness in respect thereof) shall constitute Permitted Liens for all purposes under the TriplePoint Loan Documents, (iii) any conversion of all or any portion of the Senior Indebtedness (and any Refinancing Indebtedness in respect thereof) into common stock of Gevo (and the payment of cash in lieu of issuance of fractional shares in connection therewith) is permitted under all TriplePoint Loan Documents, and (iv) any conversion of all or any portion of the Senior Indebtedness pursuant to the terms of the Exchange Agreement is permitted under all TriplePoint Loan Documents.

3. Amendments to TriplePoint Loan Agreement and other TriplePoint Loan Documents.

(a) Anything contained therein to the contrary notwithstanding, the subsection titled “Convertible Notes and 2013 Warrants” contained in Section 14 of the Loan Agreement shall not apply to limit or otherwise restrict payments on account of the Senior Indebtedness.

(b) Section 21 of the Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Senior Indebtedness” has the meaning specified therefor in the Third Amendment.

“Senior Term Loan Agreement” has the meaning specified therefor in the Third Amendment.

“Subordination Agreement” means that certain Subordination Agreement, dated as of May     , 2014, by and among TriplePoint, Whitebox Advisors LLC, in its capacity as administrative agent for the lenders from time to time party to the Senior Term Loan Agreement, and acknowledged by Gevo, Agri-Energy, and Devco.

“Third Amendment” means that certain Consent Under and Third Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement and Omnibus Amendment to Loan Documents dated as of May 9, 2014, by and between Gevo, Agri-Energy, Devco, and Us.

“Third Amendment Closing Date” means the date on which all of the conditions set forth in Section 5 of the Third Amendment have been satisfied.

(c) The following new provision is hereby added as a new subsection at the end of each TriplePoint Loan Document:

“Subordination Agreement. Upon the effectiveness of the Subordination Agreement and notwithstanding anything herein to the contrary, (a) this Agreement shall be subject in all respects, to the Subordination Agreement, and (b) the Liens granted pursuant to this this Agreement and each other Loan Document and the exercise of any right or remedy hereunder or thereunder are subject to the provisions of the Subordination Agreement. In the event of any conflict between the terms of this Agreement or any other Loan Document and the Subordination Agreement, the terms of the Subordination Agreement shall govern and control at any time the Subordination Agreement is in effect. So long as any Person is acting as gratuitous bailee and as representative (as defined in the UCC) on behalf of TriplePoint pursuant to the terms of the Subordination Agreement, any obligation of any Gevo, Devco, or Agri-Energy under this Agreement or any other Loan Document that requires delivery of Collateral to, or the possession or control of Collateral with, TriplePoint shall be deemed complied with and satisfied if such delivery of Collateral is made to, or such possession or control of Collateral is with, such person acting as gratuitous bailee and as representative for TriplePoint in accordance with the terms of the Subordination Agreement.”

(d) Schedule 9 to the TriplePoint Loan Agreement is hereby amended and restated by new Schedules 9 attached as Annex B hereto.

4. Representations and Warranties. Agri-Energy hereby represents and warrants to TriplePoint that each of the representations and warranties contained in Section 11 of the TriplePoint Loan Agreement are true and correct in all material respects as of the date hereof, except such representations and warranties that relate expressly to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, after giving effect to this Amendment.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

(a) receipt by TriplePoint of this Amendment as executed by Agri-Energy, Devco, Gevo and TriplePoint;

(b) receipt by TriplePoint of the Reaffirmation and Consent of Guarantor as executed by Gevo in the form attached hereto;

(c) receipt by TriplePoint of the Amended and Restated Plain English Promissory Note attached as Annex D hereto, duly executed by Agri-Energy in favor of TriplePoint;

(d) receipt by TriplePoint of the Subordination Agreement attached hereto as Annex A , duly executed by Senior Agent and the Acknowledgment and Consent of Debtor, duly executed by Agri-Energy, Devco and Gevo;

(e) receipt by TriplePoint of copies of the fully-executed Senior Term Loan Agreement, the Pledge and Security Agreement, the Mortgage, the Registration Rights Agreement, and the Exchange Agreement;

(f) receipt by TriplePoint of the officer’s certificate signed by the secretary of Agri-Energy, together with copies of resolutions of the Board of Governors of Agri-Energy or other authorizing documents, in form and substance reasonably satisfactory to TriplePoint and its counsel, authorizing the execution and delivery of this Amendment and any related agreements;

(g) receipt by TriplePoint of the officer’s certificate signed by the secretary of Gevo, together with copies of resolutions of the board of directors of Gevo or other authorizing documents, in form and substance reasonably satisfactory to TriplePoint and its counsel, authorizing the execution and delivery of this Amendment and any related agreements; and

(h) the absence of any Defaults or Events of Default as of the date hereof, after giving effect to this Amendment.

6. Covenants.

(a) Borrower shall pay and TriplePoint shall have received, substantially concurrently with the funding of the First Advance (as defined in the Senior Term Loan Agreement), and in any event, on or prior to May 12, 2014, the following:

(i) $9,289,423.24 for application to the prepayment of a portion of the obligations under the Promissory Notes, in the amounts and to the accounts as set forth on Annex C; and

(ii) $49,438.86 as payment of costs and expenses incurred by TriplePoint in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents related hereto and other costs and expenses incurred by TriplePoint to the date hereof, in the amounts and to the accounts as set forth on Annex C.

(b) Promptly after execution and delivery of any 2014 Indenture (but in any event, within 10 days after execution and deliver thereof) by the Borrower, deliver to TriplePoint a copy of the fully executed Indenture.

7. Entire Agreement. This Amendment, together with the TriplePoint Loan Agreement and the other TriplePoint Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

8. Recitals. The recitals to this Amendment shall constitute a part of the agreement of the parties hereto.

9. Applicable Law. This Amendment has been made, executed and delivered in the State of California and will be governed and construed for all purposes in accordance with the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

10. Consent To Jurisdiction And Venue. All judicial proceedings arising in or under or related to this Amendment may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Amendment, each Party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment.

11. Mutual Waiver Of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the Parties wish applicable state and federal laws to apply (rather than arbitration rules), the Parties desire that their disputes be resolved by a judge applying such applicable laws. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION AND ENFORCEABILITY OF THIS SECTION. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING CLAIMS THAT INVOLVE PERSONS OTHER THAN YOU AND US; CLAIMS THAT ARISE OUT OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN YOU AND US; AND ANY CLAIMS FOR DAMAGES, BREACH OF CONTRACT, SPECIFIC PERFORMANCE OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND, ARISING OUT OF THIS AGREEMENT.

12. Signatures. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

13. Costs and Expenses. Agri-Energy reaffirms its obligations to pay, in accordance with the terms of Section 20 of the TriplePoint Loan Agreement, all reasonable costs and expenses of TriplePoint in connection with the preparation, negotiation, execution and delivery of this Amendment and all other TriplePoint Loan Documents entered into in connection herewith.

14. Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the TriplePoint Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the TriplePoint Loan Agreement as amended hereby and each reference in the other TriplePoint Loan Documents to the TriplePoint Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the TriplePoint Loan Agreement as amended hereby.

15. Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the TriplePoint Loan Agreement, the terms and provisions of this Amendment shall govern and control.

16. Release. In consideration of the benefits provided to each of Agri-Energy and Gevo under this Amendment, each of Agri-Energy and Gevo hereby agrees as follows:

(a) Agri-Energy and Gevo, for themselves and on behalf of their respective successors and assigns, do hereby release, acquit and forever discharge TriplePoint, and the past or present officers, directors, attorneys, affiliates, employees and agents of TriplePoint, and each of their respective successors and assigns, from any and all claims, demands, obligations, liabilities, causes of action, offsets, damages, costs or expenses, of every type, kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, including any claims that Agri-Energy, Gevo and their respective successors, counsel and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability (each a “Claim”), that Agri-Energy or Gevo now has or may acquire against any one or more of them, arising out of events or transactions which occurred on or before the date hereof (each a “Released Claim” and collectively, the “Released Claims”), including without limitation, those Released Claims arising out of or connected with the transactions arising under or related to any of the TriplePoint Loan Documents; provided, however, that any Claim arising directly from the breach of any term in this Agreement by TriplePoint shall not constitute a Released Claim.

(b) Each individual signing this Amendment on behalf of Agri-Energy and Gevo acknowledges that he or she has read each of the provisions of this section, and has had the opportunity to review the legal consequences of this section with an attorney. Agri-Energy and Gevo acknowledge and agree that they are aware of, familiar with, understand, and expressly waive the provisions of Section 1542 of the California Civil Code, and any other similar statute, code, law or regulation to the fullest extent it may waive such rights and benefits. Section 1542 provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

(c) The provisions, waivers and releases set forth in this Section are binding upon Agri-Energy, Devco, Gevo and their respective agents, employees, officers, directors, assigns and successors in interest and TriplePoint and its agents, employees, officers, directors, assigns and successors in interest. The provisions, waivers and releases of this Section shall inure to the benefit of Agri-Energy, Gevo and their respective assigns and successors in interest and TriplePoint and its agents, employees, officers, directors, assigns and successors in interest. Agri-Energy and Gevo warrant and represent that they are the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and they have not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each of Agri-Energy and Gevo shall indemnify and hold harmless TriplePoint from and against any claim, demand, damage, debt and liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer. The provisions of this section shall survive the date hereof. Nothing herein is or should be construed to be a release of claims against Agri-Energy or Gevo or a satisfaction of any indebtedness.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered as of the date first above written.

AGRI-ENERGY, LLC

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

GEVO DEVELOPMENT, LLC

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name:	Sajal Srivastava
Title:	Chief Operating Officer

Agreed and acknowledged to by:

GEVO, INC.

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

[SIGNATURE PAGE TO CONSENT UNDER AND SECOND AMENDMENT TO

AMENDED AND RESTATED PLAIN ENGLISH GROWTH CAPITAL LOAN AND SECURITY AGREEMENT]

REAFFIRMATION AND CONSENT OF GUARANTOR

May 9, 2014

The undersigned (the “Guarantor”) has executed and delivered that certain Plain English Continuing Guaranty dated as of September 22, 2010, as amended by that certain Reaffirmation and Consent of Guarantor and First Amendment to Plain English Continuing Guaranty dated as of September 22, 2010 (as such agreement may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Guaranty”; capitalized terms not defined herein shall have the meanings ascribed to them in the Guaranty), in favor of TriplePoint Capital LLC, a Delaware limited liability company (“TriplePoint”). The Guaranteed Obligations include, without limitation, certain Secured Obligations under that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of October 20, 2011, between Agri-Energy, LLC, a Minnesota limited liability company (“Agri-Energy”), and TriplePoint, as amended by the First Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of June 29, 201,2 between Agri-Energy and TriplePoint, and the Second Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of December 11, 2013 (including all annexes, exhibits and schedules thereto, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”).

Acknowledgement and Reaffirmation. Guarantor acknowledges that Guarantor has received a copy of that certain Consent Under and Third Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement dated as of the date hereof, by and among Agri-Energy and TriplePoint (the “Amendment”). Guarantor hereby acknowledges and reaffirms its obligations under the Guaranty and confirms that, pursuant to the Guaranty, the Guarantor continues to guaranty payment and performance of the Guaranteed Obligations. Guarantor hereby confirms that the Guaranty executed by such Guarantor remains in full force and effect, enforceable against Guarantor in accordance with its terms and as amended hereby, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. This Reaffirmation and Consent of Guarantor does not constitute an amendment or waiver by TriplePoint of any provision of the Guaranty, and all of the provisions of the Guaranty shall remain in full force and effect.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent of Guarantor to be executed and delivered as of the date first above written.

GEVO, INC.

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:

TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name: Sajal Srivastava
Title: Chief Operating Officer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT OF GUARANTOR]

THIS AMENDED AND RESTATED PLAIN ENGLISH PROMISSORY NOTE AND ANY PAYMENTS MADE HEREUNDER ARE SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF MAY 9, 2014, BY AND AMONG TRIPLEPOINT CAPITAL LLC, WHITEBOX ADVISORS LLC, IN ITS CAPACITY AS ADMINISTRATIVE AGENT AND ACKNOWLEDGED BY AGRI-ENERGY, LLC.

AMENDED AND RESTATED PLAIN ENGLISH PROMISSORY NOTE

This is the Amended and Restated Plain English Promissory Note dated May 9, 2014 (this “Promissory Note”), whereby for value received, AGRI-ENERGY, LLC, a Minnesota limited liability company, hereby promises to pay to the order of TRIPLEPOINT CAPITAL LLC or the permitted holder of this Promissory Note, at 2755 Sand Hill Road, Ste. 150, Menlo Park, CA, 94025 or such other place of payment as the permitted holder of this Promissory Note may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Nine Hundred Ninety-Four Thousand Six Hundred Fifteen and 84/100 Dollars ($994,615.84) together with interest at nine percent (9.0%) per annum from the date of this Promissory Note to maturity of each installment on the principal remaining unpaid, such principal and interest to be paid as stated on Page 1 and 2 of this Promissory Note and the amortization schedule attached as Schedule A. The words “We”, “Us”, and “Our”, refer to TRIPLEPOINT CAPITAL LLC. The words “You” and “Your” refers to AGRI-ENERGY, LLC, a Minnesota limited liability company, and not to any individual. The words “The Parties” refers to each of and all of TRIPLEPOINT CAPITAL LLC and You.

This Promissory Note is one of the Promissory Notes referred to in, and is entitled to the benefits of, and is subject to the limitations set forth in, the Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated as of October 20, 2011 (as the same has been amended to date and may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between You and Us. All capitalized terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

This Promissory Note amends, restates and replaces (a) that certain Plain English Promissory Note dated as of September 22, 2010, by You and the other obligors thereunder in favor of Us in the original principal amount of $12,500,000.00, (b) that certain Plain English Promissory Note dated October 20, 2011, by You and payable to Us in the original principal amount of $10,000,000.00, and (c) that certain Plain English Promissory Note dated January 4, 2012, by You and payable to Us in the original principal amount of $5,000,000.00 (collectively, the “Original Promissory Notes”). Nothing contained herein shall, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the obligations, liabilities and indebtedness of Borrower evidenced by or arising under the Original Promissory Notes.

The effectiveness of this Promissory Note shall be subject to the receipt by Us in immediately available funds of all of the amounts described in Section 6(a) of that certain Consent Under and Third Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement and Omnibus Amendment to Loan Documents of even date herewith by and among You, Gevo, Inc., Gevo Development, LLC, and Us.

PROMISSORY NOTE INFORMATION

Each of the headings in the boxes below in this chart entitled “Promissory Note Information” shall be used as a defined term herein for the information contained in the same box as the heading.

Facility Name	Facility Number	Promissory Note Number	Principal Amount
Growth Capital Loan Facility	0647-GC-03	0647-GC-03-03	$994,615.84

Payment Amount	Interest Rate	Loan Term	End of Term Payment
Months 1 – 36: $31,691.95	9.0%	36 months	$0

Effective Date	First Payment Date	Maturity Date
May 9, 2014	April 1, 2014	May 31, 2017

CONTACT INFORMATION

Name	Address For Notices	Contact Person
TriplePoint Capital LLC	2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025 Tel: (650) 854-2090 Fax: (650) 854-1850	Sajal Srivastava, COO Tel: (650) 233-2102 Fax: (650) 854-1850 email: legal@triplepointcapital.com

Customer Name	Central Billing Address	Contact Person
Agri-Energy, LLC	c/o Gevo, Inc. 345 Inverness Drive South Building C, Suite 310 Englewood, CO 80112 Attention: General Counsel Fax no.: (303) 858-8431	General Counsel Fax: (303) 858-8431

Your End of Term Payment shall be $0. Interest shall be computed daily on the basis of a year consisting of 360 days for the actual number of days occurring in the period for which such interest is payable. Any payments made under this Promissory Note shall not be available for re-borrowing.

The aggregate outstanding principal balance of this Promissory Note shall be due and payable in full in immediately available funds on the Maturity Date, if not sooner paid in full.

You waive presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law.

This Promissory Note has been negotiated and delivered to Us and is payable in the State of California. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of California, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

This Promissory Note is a Loan Document, is entitled to the benefits of the Loan Documents and is subject to certain provisions of the Loan Agreement, including, without limitation, the Sections entitled “Successors and Assigns”, “Consent to Jurisdiction and Venue”, “Mutual Waiver of Jury Trial; Judicial Reference” and “Confidentiality” in Section 20 thereof

This Promissory Note is subject to certain transferability restrictions set forth in the Loan Agreement. Any assignment of this Promissory Note that is prohibited by the Loan Agreement shall be absolutely void ab initio.

BORROWER:	YOU:	AGRI-ENERGY, LLC

	Signature:	/s/ Mike Willis
	Print Name:	Mike Willis
	Title:	Chief Financial Officer